UNITED STATES
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VALEANT PHARMACEUTICALS INTERNATIONAL

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EXPLANATORY NOTE

EXPLANATORY NOTE
The following is a copy of the slide presentation used in connection with Valeant Pharmaceuticals International’s (“Valeant”) conference call and live Internet webcast on August 2, 2010 relating to Valeant’s 2010 second quarter financial results.

Second Quarter 2010 Financial Results Conference Call August 2, 2010

Forward-looking Statements Forward-looking Statements Certain statements made in this presentation may constitute forward-looking statements, including, but not limited to, statements regarding our performance and growth in 2010 and guidance with respect to expected product growth and adjusted non-GAAP (cash) earnings per share, the achievement of our strategic initiatives, expectations with respect to product launches, our plans with respect to Diastat lifecycle management, the expected timing and consummation of the proposed merger with Biovail Corporation (“Biovail”) and the expected progress and the outcome of the merger integration planning. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the company’s most recent annual or quarterly report filed with the Securities and Exchange Commission (“SEC”) and risks and uncertainties relating to the proposed merger, as detailed from time to time in Valeant’s and Biovail’s filings with the SEC and, in Biovail’s case, the Canadian Securities Administrators (“CSA”), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Valeant undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes. Note on Guidance The guidance in this presentation is only effective as of the date given, August 2, 2010, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the Second Quarter 2010 Earnings materials available under the Investor Relations section at www.valeant.com. 1

Additional Information Additional Information In connection with the proposed merger, Biovail has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary joint proxy statement of Valeant and Biovail that also constitutes a prospectus of Biovail. Valeant and Biovail will mail the definitive joint proxy statement/prospectus to their respective shareholders. INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE VERSION THEREOF WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain the preliminary joint proxy statement/prospectus and the definitive version thereof when it becomes available, as well as other filings containing information about Valeant and Biovail, free of charge, at the website maintained by the SEC at www.sec.gov and, in Biovail’s case, on SEDAR at www.sedar.com. Investors may also obtain these documents, free of charge, from Valeant’s website (www.valeant.com) under the tab “Investor Relations” and then under the heading “SEC Filings,” or by directing a request to Valeant, One Enterprise, Aliso Viejo, California, 92656, Attention: Corporate Secretary. Investors may also obtain these documents, free of charge, from Biovail’s website (www.biovail.com) under the tab “Investor Relations” and then under the heading “Regulatory Filings” and then under the item “Current SEC Filings,” or by directing a request to Biovail, 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5, Attention: Corporate Secretary. The respective directors and executive officers of Valeant and Biovail and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Valeant’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 24, 2010, and in its definitive proxy statement filed with the SEC by Valeant on March 25, 2010. Information regarding Biovail’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 26, 2010, and in its definitive proxy statement filed with the SEC and CSA by Biovail on April 21, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC and the CSA when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 2

Agenda 1. Second Quarter Results and Full Year Outlook 2. Progress against our strategic priorities for 2010 3. Operations report 4. CFO’s Report 5. Integration Update

Strong Product Sales Growth 43% 39% 35% 32% 33% 31% 20% 19% 2Q10 YTD Specialty Pharma Branded Branded Total Product Product Sales Generics — L.A. Generics — EU Sales 4

2Q 2010 Commercial Acquisitions $ in millions Reported Estimated Sales 2Q Name Close Date Price Annual Sales 2010 Delta, Brazil April 7, 2010 $28 $19 $3 Blaufarma, Poland* April 19, 2010 $28 $8 $1 Bunker, Brazil April 20, 2010 $56 $28 $4 Vital Science, Canada May 19, 2010 $11 $10 $1 Aton Pharma, U.S. May 26, 2010 $318 $80-$100 $10 $441 $145 — $165 $19 Timing of acquisitions hurt Cash EPS this quarter * Announced in 2009 5

Adjusted Non-GAAP (Cash) EPS Bridge Q2 2009 to Q2 2010 $1.00 $0.90 $0.05 $0.09 $0.80 $0.04 $0.05 $0.17 $0.03 $0.69 $0.70 $0.10 $0.60 $0.52 $0.50 $0.40 Base business growth, cost $0.30 reduction, and IDP 111 drove increased earnings $0.20 $0.10 $0.00 Cash EPS Q2 Base Business Reduced IDP-111 Profit GSK Reduced Increased Interest Cash EPS Q2 2009 Growth Corporate Share Collaboration Ribavirin Stock Based 2010 Expenses Royalty Compensation

2010 Product Sales Growth FY 2010 FY 2010 1H10 Guidance Guidance Actual as of 1/8/2010 Current View Key Drivers U.S. Derm 16% 15% — 20% 30% — 35% Acanya, Atralin, CeraVe U.S. Neuro 37% <5% decline 25% — 35% Diastat decline from generic competition offset by organic growth from remaining brands plus Aton acquisition Canada 47% 25% — 30% 45% — 50% Organic growth; Onsolis launch; acquisitions Australia 84% 60% — 80% 50% — 70% Decline in Nyal brand Branded Generics — Latin America 39% 25% - 30% 50% — 55% Brazilian acquisitions; organic growth Branded Generics — Europe 19% 25% — 30% 15% - 20% Weaker than expected First quarter 2010 Total Product Sales Growth 33% >20% >35% New guidance Guidance on this slide is as of August 2, 2010 only 7

2010 Organic Growth FY 2010 FY 2010 1H10 Guidance Guidance Actual as of 1/8/2010 Current View U.S. Derm 8% >10% 10% — 12% U.S. Neuro 27% < (-5%) 0% — 10% Canada 8% >10% 10% — 15% Changes Australia (-12%) >10% (-5%) — (-10%) Branded Generics — Latin America 2% >10% 15% — 25% Branded Generics — Europe 0% >10% 10% — 15% Total Organic Growth 9% >10% >10% Guidance on this slide is as of August 2, 2010 only 8

Strategic Initiatives for 2010 1. Grow worldwide Derm business to $500 million in 2010 and partner Derm pipeline Current Valeant Derm business YE run rate ~$450 million With Zovirax, run rate is over $600 million 2. Make significant progress on ezogabine / retigabine modified release (MR) formulation Continue to make progress with identification and selection of a lead modified release formulation Advisory Committee for IR formulation on August 11 3. Execute strategic transactions in Canada & Brazil Canada = Dr. Renaud (12/09); Vital Science (5/10); Ultravate (2/10) Brazil = Delta — operations + plant (4/10); 2nd Brazil acquisition (4/10) 9

Strategic Initiatives for 2010 4. Build LA & EU Branded Generics businesses to a combined $500 million in 2010 Current YE run rate ~$500 million Includes full year effect of Brazil acquisitions 5. Over deliver on past acquisitions Annual analysis at 3Q10 conference call 6. Improve Cash Flow from Operations Expect > $275 million in 2010 Working capital initiatives behind schedule 10

Operations Update Rajiv De Silva

Acanya and Atralin Both Continue to Show Substantial Prescription Volume Growth 24,000 Acanya Atralin 21,000 18,000 15,000 12,000 9,000 6,000 3,000 0 Jan-09 Feb-09Mar-09 Apr-09 May-09Jun-09 Jul-09 Aug-09Sep-09 Oct-09 Nov-09Dec-09Jan-10 Feb-10Mar-10 Apr-10 May-10Jun-10 Source: Wolters-Kluwer; Data for all prescribers 12

Acanya and Atralin Also Continue to Show Substantial Market Share Growth Atralin Acanya TRxs 20% 15% 10% 5% 0% Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Source: Wolters-Kluwer; Data for Dermatologists only; Acanya market defined as fixed BPO/Clindamycin products; Atralin market defined as promoted tretinoins 13

Valeant Market Share Approaching Leadership Among Fixed BPO/Clindamycin Combos Acanya/Gen. BPO-Clinda Benzaclin Duac CS 60% 50% 40% 30% 20% 10% 0% Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Source: Wolters-Kluwer; Data for Dermatologists only 14

CeraVe Continues Outstanding Growth Trajectory 99% All three core SKU’s in top 3 CeraVe PM successfully 45% launched in January 2010 Two new SKUs planned to launch in August 2010 Growth Growth ‘09 vs. ‘08 1H ‘10 vs. 1H ‘09 CeraVe AM (30 SPF) CeraVe Foaming Cleanser 15

Diastat Lifecycle Management Anticipated Strategy Pricing Plan to decrease Wholesale Acquisition Cost (WAC) by a minimum of 25% upon generic entry Medicaid accounts Goal of maintaining 30-50% of Medicaid unit share Substantial discounts to match generic price Commercial Plans Goal of maintaining 20-40% of private pay unit share Active contracting measures ongoing Substantial discounts to match generic price 16

2010 Specialty Pharmaceuticals Product Launches Country Launched 1H Projected Launches 2H U.S. 11 10 Canada* 0 14 Australia* 7 23 Total 18 47 2H Product Launch Highlights • U.S.: Hissyfit, Kinerase Rx Skin Lightener • Canada: Onsolis, Dr. Renaud Acne Line • Australia: Dr. Lewinns and Dermaveen line extensions * Includes line extensions

CFO Report Peter Blott

Financial Overview Q2 2009 Q2 2010 Product Sales $167m $219m Total Revenue $192m $256m Cost of Goods Sold % 26% 28% SG&A % 36% 33% R&D Expense $9m $12m Non-GAAP Operating Margin* 38% 41% Interest Expense, net $8m $20m Adjusted (Cash) EPS $0.52 $0.69 *Excludes currency impact, amortization, amortization of inventory step-up, special charges & credits, and restructuring & acquisition related costs 19

Continued Strong Cash Flow and Margin Performance Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Non-GAAP Operating Margin (1) 34% 38% 40% 41% 41% 41% Adjusted Cash Flow From (2) Operations $51m $55m $65m $55m $69m $62m (1) Excludes currency impact, amortization, amortization of inventory step-up, special charges & credits, and restructuring & acquisition related costs (2) Includes:$20m interest payment 20

2009 — 2010 Adjusted Non-GAAP (Cash) EPS • Full year 2009 = $2.21 • Full year 2010 as of: Exceeded • 5/3/10 = $2.65 — $2.90 expectations • 8/2/10 = $2.80 — $3.05 $0.69 $0.67 $0.64 $0.58 $0.52 $0.46 1Q09A 1Q10A 2Q09A 2Q10A 3Q09A 3Q10 4Q09A 4Q10 Merger with Biovail expected to close in 2010 Guidance on this slide is as of August 2, 2010 only 21

Integration Update J. Michael Pearson

Integration Planning Well Underway Kick-off meeting held in early July 12 work streams identified: 1. Corporate 7. Facilities 2. U.S. Operations 8. Business Development 3. Research & Development 9. Financial Baselining 4. Canada Commercial 10. Deal Close 5. Tax 11. Communications / Talent / HR 6. Manufacturing 12. Vision & Values Key integration planning decisions, including top management, made by end of September Early termination of HSR received 23

Second Quarter 2010 Financial Results Conference Call August 2, 2010